UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 10, 2004

                           --------------------------

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

             Nevada                  0-27915                   88-0363979
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
    of Incorporation or                                      Identification No.)
       Organization)


                          740 Lomas Santa Fe, Suite 210
                         Solana Beach, California 92075
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 793-8840
                         (Registrant's telephone number,
                              including area code)


          (Former Name or Former Address, if Changed Since Last Report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

     On November 10, 2004, Genius Products issued a press release announcing an investor conference call and the schedule for the release of its operating results for the third quarter of 2004.

     On November 12, 2004, Genius Products issued a press release announcing its operating results for the third quarter of 2004.

Item 9.01         Financial Statements and Exhibits.

       (c)        Exhibits

       Exhibit    Description

       99.1 Press release regarding investor conference call and schedule for release of operating results for the third quarter of 2004.

       99.2 Press release regarding operating results for the third quarter of 2004.



                                        2



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENIUS PRODUCTS, INC.


Date:  November 12, 2004                By:  /s/ Klaus Moeller
                                             -----------------------------------
                                             Klaus Moeller
                                             Chief Executive Officer




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                                Index to Exhibits

         Exhibit    Description

         99.1 Press release regarding investor conference call and schedule for release of operating results for the third quarter of 2004.

         99.2 Press release regarding operating results for the third quarter of 2004.